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                                                                   EXHIBIT 10.13

              Schedule Identifying Omitted Stock Purchase Warrants

       -----------------------------------------------------------------------
                       Holder                     Shares Subject to Warrant
       -----------------------------------------------------------------------
       AJW Partners, LLC                                   66,667
       -----------------------------------------------------------------------
       Millennium Capital Partners II, LLC                 66,667
       -----------------------------------------------------------------------
       Equilibrium Equity, LLC                             16,666
       -----------------------------------------------------------------------